UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2021

Solid Power, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40284	86-1888095
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

486 S. Pierce Avenue, Suite E Louisville, Colorado	80027
(Address of principal executive offices)	(Zip code)

(303) 219-0720

(Registrant’s telephone number, including area code)

Decarbonization Plus Acquisition Corporation III

2744 Sand Hill Road, Suite 100

Menlo Park, CA 94025

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SLDP	Nasdaq Global Select Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SLDPW	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 8, 2021 (the “Closing Date”), Solid Power, Inc., a Delaware corporation (f/k/a Decarbonization Plus Acquisition Corporation III, “Solid Power,” the “Company,” “we,” “us” or “our”), consummated its previously announced business combination pursuant to that certain Business Combination Agreement and Plan of Reorganization, dated June 15, 2021 (as amended, the “Business Combination Agreement”), by and among the Company, DCRC Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Solid Power Operating, Inc., a Colorado corporation (f/k/a Solid Power, Inc., “Legacy Solid Power”), following the approval at a special meeting of the stockholders of the Company held on December 7, 2021 (the “Special Meeting”).

Pursuant to the terms of the Business Combination Agreement, Merger Sub merged with and into Legacy Solid Power, with Legacy Solid Power surviving the merger as a wholly owned subsidiary of the Company (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “business combination”). On the Closing Date, the Company changed its name from “Decarbonization Plus Acquisition Corporation III” to “Solid Power, Inc.”

In connection with the closing of the business combination (the “Closing”), and subject to the terms and conditions of the Business Combination Agreement, each outstanding share of Legacy Solid Power’s common stock (including shares of Legacy Solid Power common stock resulting from the conversion of each share of Legacy Solid Power’s preferred stock and the shares issuable upon the exercise of all of its outstanding warrants) was canceled and converted into the right to receive the number of shares of the Company’s Common Stock (as defined below) based on an exchange ratio equal to approximately 3.182 (the “Exchange Ratio”), and each outstanding Legacy Solid Power option was converted into a Company option based on the Exchange Ratio applicable to shares of Legacy Solid Power common stock. At the Closing, the Company issued an aggregate 104,518,159 shares of Common Stock to the equityholders of Legacy Solid Power, and the Legacy Solid Power optionholders held options in the Company to receive an aggregate 34,407,949 shares of Common Stock, subject to payment of the applicable exercise price and, in certain circumstances, vesting obligations.

Furthermore, in connection with the business combination, (i) all shares of the Company’s Class A common stock prior to the business combination were re-designated as “common stock, par value $0.0001 per share” of the Company (as so re-designated, “Common Stock”) and (ii) all 40,000 shares of the Company’s Class B common stock were converted, on a one-for-one basis, into an equivalent number of shares of Common Stock.

On the Closing Date, a number of purchasers (the “PIPE Investors”), including certain of the Company’s equityholders and commercial partners, purchased from the Company an aggregate of 19,500,000 shares of Common Stock (the “PIPE Shares”), for a purchase price of $10.00 per share and an aggregate purchase price of $195 million (the “PIPE Financing”), pursuant to separate subscription agreements (each, a “Subscription Agreement”) entered into on June 15, 2021 or October 27, 2021. Pursuant to the Subscription Agreements, the Company gave certain registration rights to the PIPE Investors with respect to the PIPE Shares. The offering of the PIPE Shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act. The PIPE Investment was consummated immediately prior to the Closing.

As of the open of trading on December 9, 2021, the Common Stock and warrants to purchase shares of Common Stock with an exercise price of $11.50 per share (the “Warrants”), began trading on the Nasdaq Global Select Market under the symbols “SLDP” and “SLDPW,” respectively.

A description of the business combination and the terms of the Business Combination Agreement are included in the proxy statement/prospectus filed with the Securities and Exchange Commission (the “SEC”) on November 10, 2021 (the “Proxy Statement/Prospectus”) in the section entitled “Proposal No.1—The Business Combination Proposal.”

Prior to the Closing, the Company had $1,500,000 outstanding under working capital loans from Decarbonization Plus Acquisition Sponsor III LLC (the “Sponsor”), which the Sponsor elected to convert into 1,000,000 warrants to purchase shares of Common Stock at a price of $1.50 per warrant in connection with the Closing. The working capital warrants are identical to the private placement warrants issued to the Sponsor in a private placement consummated simultaneously with the Company’s initial public offering, including as to exercise price, exercisability and exercise period.

The foregoing description of the Business Combination Agreement is qualified in its entirety by the full text of the Business Combination Agreement and the amendment thereto, copies of which are filed as Exhibits 2.1 and 2.2, respectively, and are incorporated herein by reference.

Item 1.01	Entry into a Material Definitive Agreement.

Indemnification Agreements

In connection with the Closing, on December 8, 2021, the Company entered into indemnification agreements with each of its directors and executive officers. These indemnification agreements provide the directors and executive officers with certain contractual rights to indemnification and advancement for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their services as one of the Company’s or its subsidiaries’ directors or executive officers or as a director or executive officer of any other company or enterprise to which the person provides services at the request of the Company.

The foregoing description of the indemnification agreements is qualified in its entirety by the full text of the form of indemnification agreement, a copy of which is filed as Exhibit 10.1 and incorporated herein by reference.

A&R Registration Rights Agreement

In connection with the Closing, on December 8, 2021, the Company entered into that certain Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”) with the Sponsor, the Company’s independent directors prior to the closing of the business combination, and certain Legacy Solid Power equityholders, including Doug Campbell and David Jansen, the Company’s Chief Executive Officer and President, respectively (all such counterparties, collectively, the “Reg Rights Holders”). The A&R Registration Rights Agreement amended and restated the Company’s Registration Rights Agreement dated March 23, 2021 (the “IPO Registration Rights Agreement”). Pursuant to the A&R Registration Rights Agreement, the Company will, within 30 days after the Closing, file with the SEC (at the Company’s sole cost and expense) a registration statement registering the resale of certain securities held by or issuable to the Reg Rights Holders (the “Resale Registration Statement”), and the Company will use its reasonable best efforts to have the Resale Registration Statement declared effective as promptly as reasonably practicable after the filing thereof. In certain circumstances, the Reg Rights Holders can demand the Company’s assistance with underwritten offerings and block trades, and the Reg Rights Holders will be entitled to certain piggyback registration rights. The A&R Registration Rights Agreement does not provide for the payment of any cash penalties by the Company if it fails to satisfy any of its obligations under the A&R Registration Rights Agreement.

The foregoing description of the A&R Registration Rights Agreement is qualified in its entirety by the full text of the A&R Registration Rights Agreement, a copy of which is filed as Exhibit 10.2 and incorporated herein by reference.

Item 1.02	Termination of Material Definitive Agreement.

Effective as of the Closing, the parties to the IPO Registration Rights Agreement agreed to terminate the IPO Registration Rights Agreement and enter into the A&R Registration Rights Agreement. The information set forth in the “Introductory Note” and Item 1.01 is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated herein by reference into this Item 2.01.

Immediately after giving effect to the completion of the business combination and the issuance of the PIPE Shares, there were outstanding:

•	167,557,988 shares of Common Stock;

•	19,333,334 Warrants, each exercisable for one share of Common Stock at a price of $11.50 per share; and
•	34,407,949 options resulting from the conversion of Legacy Solid Power options to Company options in connection with the Closing.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a shell company, as the Company was immediately before the business combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the business combination unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K and the documents incorporated by reference herein contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We have based these forward-looking statements on our current expectations and projections about future events. All statements, other than statements of present or historical fact included in this Current Report on Form 8-K and the documents incorporated by reference herein, regarding our future financial performance and our strategy, expansion plans, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “continue,” “project” or the negative of such terms or other similar expressions. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Except as otherwise required by applicable law, we disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this Current Report on Form 8-K. We caution you that the forward-looking statements contained herein are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond our control.

In addition, we caution you that the forward-looking statements regarding the Company contained in or incorporated by reference into this Current Report on Form 8-K are subject to the following factors:

•	risks relating to our status as an early stage company with a history of financial losses, and an expectation to incur significant expenses and continuing losses for the foreseeable future;

•	risks relating to the uncertainty of the success of our research and development efforts, including our ability to achieve the technological objectives or results that our partners require;

•	risks relating to the non-exclusive nature of our original equipment manufacturers and joint development agreement relationships;
•	our ability to negotiate and execute supply agreements with our partners;

•	our ability to protect our intellectual property, including in jurisdictions outside of the United States;
•	broad market adoption of electric vehicles and other technologies where we are able to deploy our all-solid-state batteries;
•	our success in retaining or recruiting, or changes required in, our officers, key employees or directors following the business combination;

•	changes in applicable laws or regulations;
•	our ability to execute our business model, including market acceptance of all-solid-state battery cell technology;
•	the possibility that COVID-19 may adversely affect our results of operations, financial position and cash flows; and
•	the possibility that we may be adversely affected by other economic, business or competitive factors and may not be able to manage other risks and uncertainties set forth in the Proxy Statement/Prospectus in the section entitled “Risk Factors,” which is incorporated herein by reference.

We caution you that the foregoing list does not contain all of the risks or uncertainties that could affect the Company.

These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements in this Current Report on Form 8-K and in any document incorporated herein by reference should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Business and Properties

The business and properties of Legacy Solid Power and the Company prior to the business combination are described in the Proxy Statement/Prospectus in the sections entitled “Information About Solid Power” beginning on page 184 and “Information About DCRC” beginning on page 205 of the Proxy Statement/Prospectus, which are incorporated herein by reference.

The Company’s investor relations website is located at https://ir.solidpowerbattery.com. The Company uses its investor relations website to post important information for investors, including news releases, analyst presentations, and supplemental financial information, and as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company’s investor relations website, in addition to reviewing press releases, SEC filings and public conference calls and webcasts. The Company expects to make available, free of charge, on its investor relations website under the SEC Filings tab, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports as soon as reasonably practicable after electronically filing or furnishing those reports to the SEC.

Risk Factors

The risks associated with the Company’s business are described in the Proxy Statement/Prospectus in the section entitled “Risk Factors” beginning on page 40 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Historical Audited Financial Information

The historical audited condensed financial statements of Legacy Solid Power as of and for the years ended December 31, 2020 and December 31, 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-22 and are incorporated herein by reference.

Unaudited Condensed Financial Statements

The unaudited condensed financial statements as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020 of Legacy Solid Power set forth in Exhibit 99.1 hereto are incorporated herein by reference and have been prepared in accordance with U.S. generally accepted accounting principles and pursuant to the regulations of the SEC. The unaudited financial information reflects, in the opinion of management, all adjustments, consisting of normal recurring adjustments, considered necessary for a fair statement of Solid Power’s financial position, results of operations and cash flows for the periods indicated. The results reported for the interim period presented are not necessarily indicative of results that may be expected for the full year.

These unaudited condensed financial statements should be read in conjunction with the historical audited condensed financial statements of Legacy Solid Power as of and for the years ended December 31, 2020 and December 31, 2019 and the related notes included in the Proxy Statement/Prospectus and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” set forth in Exhibit 99.3 hereto and incorporated by reference elsewhere in this Current Report on Form 8-K.

Unaudited Pro Forma Condensed Combined Financial Information

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Management’s discussion and analysis of the financial condition and results of operations of Legacy Solid Power prior to the business combination is set forth in Exhibit 99.3 hereto, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Company regarding the beneficial ownership of Common Stock as of the Closing Date by:

•	each person known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock;

•	each of the Company’s named executive officers and directors; and

•	all of the executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. Common Stock issuable upon exercise of options and warrants currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

Unless otherwise indicated, the Company believes that each beneficial owner named in the table below has the sole voting and investment power with respect to all shares of Common Stock beneficially owned by such beneficial owner and the business address of each of the following entities or individuals is 486 S. Pierce Avenue, Suite E, Louisville, Colorado 80027.

Name of Beneficial Owner	Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Greater than Five Percent Holders
Decarbonization Plus Acquisition Sponsor III LLC(1)	8,390,000	5.0%
Pierre Lapeyre, Jr.(2)	13,673,415	8.2%
David Leuschen(2)	13,673,415	8.2%
Entities affiliated with Volta(3)	17,899,807	10.7%
Ford Motor Company(4)	11,632,911	6.9%
BMW Holding B.V.(5)	10,488,518	6.3%
Directors and Named Executive Officers
Douglas Campbell(6)	11,773,329	6.8%
David B. Jansen(7)	2,386,485	1.4%
Derek C. Johnson(8)	477,293	*
Kevin Paprzycki	—	—
Stephen C. Fuhrman(9)	592,376	*
Erik Anderson(10)	—	—
Rainer Feurer	—	—
Steven H. Goldberg(11)	585,207	*
John Stephens	—	—
Robert M. Tichio(12)	—	—
All Directors and Executive Officers as a Group (13 Individuals)(13)	20,858,128	11.6%

*	Less than 1%

(1)	Interests shown exclude 7,367,353 shares of Common Stock underlying private placement warrants held by the Sponsor that are not currently exercisable. David M. Leuschen and Pierre F. Lapeyre, Jr. are the managing directors of Riverstone Holdings LLC and have shared voting and investment discretion with respect to the Common Stock held of record by the Sponsor. As such, each of Riverstone Holdings LLC, David M. Leuschen and Pierre F. Lapeyre, Jr. may be deemed to have or share beneficial ownership of the shares held directly by the Sponsor. Each such entity or person disclaims any such beneficial ownership. The business address of each of these entities and individuals is c/o Riverstone Holdings LLC, 712 Fifth Avenue, 36th Floor, New York, NY 10019.

(2)	Consists of: (i) 8,390,000 shares of Common Stock held by the Sponsor and (ii) 5,283,415 shares of Common Stock held by affiliates of the Sponsor. Interests shown exclude 7,367,353 shares of Common Stock underlying private placement warrants held by the Sponsor that are not currently exercisable. David M. Leuschen and Pierre F. Lapeyre, Jr. are the managing directors of Riverstone Holdings LLC and have shared voting and investment discretion with respect to the Common Stock held of record by the Sponsor and its affiliates. As such, each of Riverstone Holdings LLC, David M. Leuschen and Pierre F. Lapeyre, Jr. may be deemed to have or share beneficial ownership of the shares held directly by the Sponsor and its affiliates. Each such entity or person disclaims any such beneficial ownership. The business address of each of these entities and individuals is c/o Riverstone Holdings LLC, 712 Fifth Avenue, 36th Floor, New York, NY 10019.
(3)	Consists of: (i) 2,451,793 shares of Common Stock held by Volta Energy Storage Fund I, LP (“Volta Energy”), (ii) 12,273,269 shares of Common Stock held by Volta SPV SPW, LLC (“Volta SPV”), and (iii) 3,174,745 shares of Common Stock held by Volta SPW Co-Investment, LP (“Volta SPW” and together with Volta Energy and Volta SPV, the “Volta Entities”). Volta Energy Storage Fund I GP, LLC is the general partner of Volta Energy and Volta SPW and has the power to direct investments and/or vote the shares beneficially held by them. Jeffrey Chamberlain, David Schroeder, Alexander Arkin, Jason Moede, and Michael Rochman are on the investment committee of Volta Energy Storage Fund I GP, LLC and, therefore, may be deemed to beneficially own the shares held by Volta Energy and Volta SPW. Volta Energy Technologies, LLC is the managing member of Volta SPV and has the power to direct investments and/or vote the shares beneficially held by it. Jeffrey Chamberlain is the Manager of Volta Energy Technologies, LLC and, therefore, may be deemed to beneficially own the shares held by Volta SPV. The business address for the Volta Entities is 28365 Davis Pkwy STE 202, Warrenville, IL 60555.
(4)	The business address of Ford is 1 American Road, Dearborn, Michigan 48126.
(5)	BMW Holding B.V., which is a wholly owned subsidiary of BMW INTEC Beetling’s GmbH (“BMW INTEC”), which is a wholly owned subsidiary of Bayerische Motoren Werke AG (“BMW AG”). BMW AG is a publicly traded entity controlled by a 20-person supervisory board. BMW AG has the power to direct investments and/or vote the shares held by BMW Holding. The business address of each of BMW AG and BMW INTEC is Petuelring 130, 80809 Munich, Federal Republic of Germany. The business address of BMW Holding B.V. is Einsteinlaan 5, 2289 CC Rijswijk, The Netherlands.
(6)	Consists of: (i) 6,682,160 shares of Common Stock held by Mr. Campbell and (ii) 5,091,169 shares of Common Stock underlying options held by Mr. Campbell.
(7)	Consists of: (i) 795,495 shares of Common Stock held by Mr. Jansen and (ii) 1,590,990 shares of Common Stock underlying options held by Mr. Jansen.
(8)	Consists of 477,293 shares of Common Stock underlying options held by Dr. Johnson.
(9)	Consists of: (i) 507,526 shares of Common Stock held by Mr. Fuhrman and (ii) 84,850 shares of Common Stock underlying options held by Mr. Fuhrman.
(10)	The business address of Mr. Anderson is 920 5th Ave, Ste 3450, Seattle, WA 98104.
(11)	Consists of 585,207 shares of Common Stock underlying options held by Dr. Goldberg.
(12)	The business address of Mr. Tichio is 2744 Sand Hill Road, Suite 100, Menlo Park, CA 94025.
(13)	Includes (i) an aggregate of 7,985,181 shares of Common Stock held by executive officers and directors and (ii) 12,872,947 shares of Common Stock underlying options held by executive officers and directors.

Directors and Executive Officers

Information with respect to the Company’s directors and executive officers following the Closing of the business combination is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page 227 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Independence of Directors

Information with respect to the independence of the directors of the Company following the Closing of the business combination is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination—Director Independence” beginning on page 230 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Committees of the Board of Directors

Information with respect to the composition of the committees of the board of directors of the Company (the “Board”) immediately after the Closing of the business combination is set forth in the Proxy Statement/Prospectus in the section entitled “Management After the Business Combination” beginning on page 227 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

Executive Compensation

Information with respect to the compensation of the named executive officers of the Company is set forth in the Proxy Statement/Prospectus in the section entitled “Executive Compensation” beginning on page 218 of the Proxy Statement/Prospectus.

Director Compensation

A description of the compensation of the board of directors of Solid Power before the consummation of the business combination is set forth in the Proxy Statement/Prospectus section entitled “Executive Compensation—Director Compensation” beginning on page 224 of the Proxy Statement/Prospectus, and that information is incorporated herein by reference.

A description of the compensation of the Board after the consummation of the business combination is set forth under Item 5.02 of this Current Report on Form 8-K and is incorporated herein by reference.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of the Company and Legacy Solid Power are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Party Transactions” beginning on page 251 of the Proxy Statement/Prospectus, which is incorporated herein by reference.

Legal Proceedings

From time to time, we may become involved in litigation or other legal proceedings. We are not currently a party to any litigation or legal proceedings that are likely to have a material adverse effect on our business. Regardless of outcome, litigation can have an adverse impact on us because of defense and settlement costs, diversion of management resources and other factors.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The information set forth in the section of the Proxy Statement/Prospectus entitled “Price Range and Dividends of Securities” beginning on page 256 is incorporated herein by reference.

The Company’s Class A Common Stock, Warrants and units (consisting of one share of Class A Common Stock and one-third of one warrant, the “Units”) were historically quoted on the Nasdaq Capital Market under the symbols “DCRC,” “DCRCW,” and “DCRCU,” respectively. In connection with the Closing, the Units automatically separated into the component securities and, as a result, no longer trade as a separate security. On December 9, 2021, the Common Stock and Warrants began trading on the Nasdaq Global Select Market under the new trading symbols “SLDP and “SLDPW,” respectively.

Dividends

The payment of cash dividends on Common Stock in the future will be dependent upon the revenues and earnings, if any, capital requirements and general financial condition of the Company. In addition, the Company’s ability to pay cash dividends may be limited by covenants of any indebtedness or other contractual limitations of the Company or its subsidiaries. The payment of any cash dividends on Common Stock will be within the discretion of the Board. The Board is not currently contemplating and does not anticipate declaring dividends on Common Stock in the foreseeable future.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth below under Item 3.02 of this Current Report on Form 8-K concerning the issuance and sale by the Company of certain unregistered securities, and that information is incorporated herein by reference.

Description of the Company’s Securities

The description of the Company’s securities is set forth in the section of the Proxy Statement/Prospectus entitled “Description of Securities” beginning on page 235, and that information is incorporated herein by reference.

Common Stock

Immediately following the Closing, the Company’s authorized capital stock consisted of 2,200,000,000 shares of capital stock, $0.0001 par value per share, consisting of 2,000,000,000 shares of Common Stock and 200,000,000 shares of preferred stock. No shares of preferred stock were issued and outstanding immediately after the business combination.

Warrants

Each warrant that entitles the registered holder to purchase one share of Common Stock at a price of $11.50 per share, subject to adjustment as discussed in the Proxy Statement/Prospectus, is exercisable any time commencing March 26, 2022 and will expire on December 8, 2026, at 5:00 p.m., New York City time, or earlier upon redemption or liquidation.

Indemnification of Directors and Officers

The disclosure set forth in Item 1.01 of this Current Report on Form 8-K under “Indemnification Agreements” is incorporated herein by reference into this Item 2.01.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, the Units separated into their component parts of one share of Common Stock and one-third of one warrant to purchase one share of Common Stock at a price of $11.50 per share and the Units ceased trading on the Nasdaq Capital Market.

Item 3.02	Unregistered Sales of Equity Securities.

The information with respect to the PIPE Shares set forth in the “Introductory Note” above is incorporated herein by reference into this Item 3.02.

In 2018, in reliance upon the exemption provided in Section 4(a)(2) and Rule 506(b) of the Securities Act, Legacy Solid Power completed the private placement of shares of Legacy Solid Power preferred stock, par value $0.0001 per share, designated as Series A-1 Preferred Stock (the “Series A-1 Preferred Stock”) for an aggregate offering price of $25.4 million.

In 2020 and 2021, in reliance upon the exemption provided in Section 4(a)(2) and Rule 506(b) of the Securities Act, Legacy Solid Power completed the private placement of approximately $7.4 million of aggregate principal amount of its convertible notes, which notes were converted into Legacy Solid Power preferred stock, par value $0.0001 per share, designated as Series B Preferred Stock (the “Series B Preferred Stock”) in May 2021.

In 2021, in reliance upon the exemption provided in Section 4(a)(2) and Rule 506(b) of the Securities Act, Legacy Solid Power completed the private placement of shares of Legacy Solid Power Series B Preferred Stock for an aggregate offering price of $158.6 million.

Legacy Solid Power issued the shares of Legacy Solid Power common stock noted in the table below to its employees and/or service provides upon the exercise of Legacy Solid Power options. Such shares were issued in reliance upon the exemption provided in Rule 701 under the Securities Act.

Year	Aggregate Shares Issued	Aggregate Options Exercised	Aggregate Gross Proceeds from Exercise	Per Share Exercise Price Range
2021	364,846	364,846	$105,453.69	$0.064 - $0.53
2020	344,871	344,871	$23,076.36	$0.064 - $0.092
2019	49,132	49,132	$7,823.72	$0.064 – $0.474
2018	34,581	34,581	$2,563.18	$0.064 - $0.092

Legacy Solid Power issued the shares of Legacy Solid Power common stock noted in the table below to shareholders or vendors of Legacy Solid Power upon the exercise of Legacy Solid Power warrants. Such shares were issued in reliance on the exemptions provided in Rule 506(b) under the Securities Act or Section 4(a)(2) of the Securities Act.

Year	Aggregate Shares Issued	Aggregate Warrants Exercised	Aggregate Gross Proceeds from Exercise		Per Share Exercise Price Range
2021	2,076,438	2,077,287	$14,872,71	(1)	$0.00001088 - $0.53

(1)	In addition to cash proceeds, an aggregate of 849 shares of Legacy Solid Power common stock, at an average value of $31.82 per share, were used as consideration in connection with the net exercise of six Legacy Solid Power warrants.

Item 3.03	Material Modification to Rights of Security Holders.

On the Closing Date and in connection with the consummation of the business combination, the Company adopted the Second Amended and Restated Certificate of Incorporation and the Amended and Restated Bylaws. The Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws contain material modifications to the Company’s authorized capital stock, shareholder voting rights, composition of the Board, and nomination, liability, indemnification, and removal of directors. Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Description of Securities,” which is incorporated herein by reference.

The foregoing descriptions of the modifications to the rights of security holders pursuant to the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws do not purport to be complete and are qualified in their entirety by the full text of the Second Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2, respectively, and are incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant

Certain changes in the certifying account of Legacy Solid Power, Plante & Moran, PLLC (“Plante & Moran”), are described in the Proxy Statement/Prospectus in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Solid Power—Change in Certifying Accountant” beginning on page 183 of the Proxy Statement/Prospectus, which is incorporated herein by reference. A copy of Plante & Moran’s letter to the SEC, described in the above-referenced disclosure, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On December 8, 2021, following the adoption of a unanimous written consent of the Audit Committee of the Board, WithumSmith+Brown, PC (“Withum”), who served as the Company’s independent registered public accounting firm prior to the business combination, was informed that it would be dismissed as the Company’s independent registered public accounting firm. Subsequently, on December 8, 2021, the Audit Committee of the Board approved, by unanimous written consent, the engagement of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending December 31, 2021. EY previously served as the independent registered public accounting firm for Legacy Solid Power, which was acquired by the Company on December 8, 2021.

The report of Withum on Decarbonization Plus Acquisition Corporation III’s (“DCRC”) financial statements as of June 30, 2021 and for the period from January 29, 2021 (DCRC’s inception) through June 30, 2021, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to audit scope or accounting principles.

During the period from January 29, 2021 (DCRC’s inception) to June 30, 2021 and the subsequent interim period through December 8, 2021, there were no “disagreements” (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with Withum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Withum, would have caused Withum to make reference thereto in its report on DCRC’s pre-merger financial statements as of June 30, 2021 and for the period from January 29, 2021 (DCRC’s inception) to June 30, 2021. During the period from January 29, 2021 (DCRC’s inception) to June 30, 2021 and the subsequent interim period through December 8, 2021, there have been no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K.).

The Company provided Withum with a copy of the foregoing disclosures and has requested that Withum furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company set forth above. A copy of Withum’s letter, dated December 13, 2021, is filed as Exhibit 16.2 to this Current Report on Form 8-K.

Item 5.01	Changes in Control of the Registrant.

The information set forth under in the sections titled “Proposal No. 1—The Business Combination Proposal” beginning on page 106 of the Proxy Statement/Prospectus and the “Introductory Note” and Item 2.01 in this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the sections entitled “Directors and Executive Officers” and “Certain Relationships and Related Party Transactions” in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference.

Employment Letters

For descriptions of the employment letters with the named executive officers, reference is made to the disclosure set forth in the Proxy Statement/Prospectus in the section titled “Executive Compensation—Narrative Disclosure to Summary Compensation Table—Executive Letter Agreements” beginning on page 222, which is incorporated herein by reference. Those descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of such employment agreements and offer letters, which are filed as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7 hereto and incorporated herein by reference.

2021 Equity Incentive Plan

As previously disclosed in the Proxy Statement/Prospectus, the Solid Power, Inc. 2021 Equity Incentive Plan (the "2021 Plan"), was approved, subject to stockholder approval, by the Company's board of directors on October 28, 2021. The stockholders of the Company considered and approved the 2021 Plan at the Special Meeting and the 2021 Plan became effective immediately upon the Closing.

A description of the 2021 Plan is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 5—The 2021 Plan Proposal” beginning on page 152 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2021 Plan is qualified in its entirety by the full text of the 2021 Plan, which is filed as Exhibit 10.7, and incorporated herein by reference.

2021 Employee Stock Purchase Plan

As previously disclosed in the Proxy Statement/Prospectus, the Solid Power, Inc. 2021 Employee Stock Purchase Plan (the "2021 ESPP"), was approved, subject to stockholder approval, by the Company's board of directors on October 28, 2021. The stockholders of the Company considered and approved the 2021 ESPP at the Special Meeting and the 2021 ESPP became effective immediately upon the Closing.

A description of the 2021 ESPP is included in the Proxy Statement/Prospectus in the section entitled “Proposal No. 6—The ESPP Proposal” beginning on page 161 of the Proxy Statement/Prospectus, which is incorporated herein by reference. The foregoing description of the 2021 ESPP is qualified in its entirety by the full text of the 2021 ESPP, which is filed as Exhibit 10.8 and incorporated herein by reference.

Outside Director Compensation Policy

Following the Closing of the business combination, on December 8, 2021, the Board considered and approved the Outside Director Compensation Policy for non-employee directors (the “Outside Director Compensation Policy”). The Outside Director Compensation Policy became effective on December 8, 2021 and provides for an annual cash retainer of $35,000 for each non-employee director, certain additional cash retainer amounts for a non-employee director’s service as a chairperson of the Board or as a chairperson or member of any committees, and eligibility to receive non-discretionary equity compensation, including an award of restricted stock units having a grant date fair value equal to $125,000 on each annual meeting of our the Company’s stockholders, in all cases, unless the compensation is waived by the applicable non-employee director.

The foregoing description of the Outside Director Compensation Policy is qualified in its entirety by the full text of the Outside Director Compensation Policy, which is attached hereto as Exhibit 10.9 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

In connection with the Closing of the business combination, on December 8, 2021, the Board considered and adopted a new Code of Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics applies to all of the Company’s directors, officers and employees, as well as the Company’s contractors, consultants and agents. The foregoing description of the Code of Ethics is qualified in its entirety by the full text of the Code of Ethics, which is available on the investor relations page of the Company’s website.

Item 5.06	Change in Shell Company Status

As a result of the business combination, which fulfilled the definition of a business combination as required by the Amended and Restated Certificate of Incorporation of the Company, as in effect immediately prior to the Closing, the Company ceased to be a shell company (as defined in Rule 12b-2 of the Exchange Act) as of the Closing. A description of the business combination and the terms of the Business Combination Agreement are included in the Proxy Statement/Prospectus in the sections entitled “Proposal No. 1—The Business Combination Proposal” beginning on page 106, the information set forth under the “Introductory Note” and in the information set forth under Item 2.01 in this Current Report on Form 8-K, which are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The historical audited condensed financial statements of Legacy Solid Power as of and for the years ended December 31, 2020 and December 31, 2019 and the related notes are included in the Proxy Statement/Prospectus beginning on page F-22 and are incorporated herein by reference.

The unaudited condensed financial statements of Legacy Solid Power as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(c)	Exhibits.

See the Exhibit index below, which is incorporated herein by reference.

Exhibit No.	Description
2.1†	Business Combination Agreement and Plan of Reorganization, dated as of June 15, 2021, by and among the Company, Merger Sub and Legacy Solid Power (incorporated by reference to Annex A to the Company’s Proxy Statement/Prospectus filed with the SEC on November 10, 2021).
2.2†	First Amendment to the Business Combination Agreement, dated October 12, 2021, by and among the Company, Merger Sub and Legacy Solid Power (incorporated by reference to Annex A-1 to the Company’s Proxy Statement /Prospectus filed with the SEC on November 10, 2021).
3.1	Second Amended and Restated Certificate of Incorporation of the Company.
3.2	Amended and Restated Bylaws of the Company.
4.1	Specimen Common Stock Certificate.
4.2	Specimen Warrant Certificate.
4.3†	Board Nomination and Support Agreement, dated as of May 5, 2021, between Legacy Solid Power, BMW Holding B.V. and the stockholders of Legacy Solid Power listed on Schedule A thereto (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form S-4 (File No. 333-258681) filed with the SEC on August 10, 2021).
10.1	Solid Power, Inc. Form of Indemnification Agreement.
10.2	Amended and Restated Registration Rights Agreement.
10.3	Letter Agreement with Douglas Campbell, dated August 5, 2021
10.4	Letter Agreement with David Jansen, dated August 5, 2021.
10.5	Letter Agreement with Derek Johnson, dated August 5, 2021.
10.6	Letter Agreement with Stephen C. Fuhrman, dated August 5, 2021, as amended October 28, 2021.

10.7	Solid Power, Inc. 2021 Equity Incentive Plan.
10.8	Solid Power, Inc. 2021 Employee Stock Purchase Plan (incorporated by reference to Annex D to the Company’s Proxy Statement/Prospectus filed with the SEC on November 10, 2021).
10.9	Solid Power, Inc. Outside Director Compensation Policy.
10.10	Solid Power, Inc. Executive Incentive Compensation Plan.
10.11	Solid Power, Inc. Executive Change in Control and Severance Plan.
10.12†	Joint Development Agreement, dated July 1, 2017, by and among Legacy Solid Power and BMW of North America, LLC (incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form S-4/A (File No. 333-258681) filed with the SEC on October 13, 2021).
10.13†	Amendment No. 1 to Joint Development Agreement, dated February 18, 2021, between Legacy Solid Power and BMW of North America, LLC (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form S-4/A (File No. 333-258681) filed with the SEC on October 13, 2021).
10.14†	Amendment No. 2 to Joint Development Agreement, dated March 22, 2021, between Legacy Solid Power and BMW of North America, LLC (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form S-4/A (File No. 333-258681) filed with the SEC on October 13, 2021).
10.15†	Amendment No. 3 to Joint Development Agreement, dated November 1, 2021, between Legacy Solid Power and BMW of North America, LLC.
10.16†	Agreement for the Joint Development of Solid State Batteries for Automotive Applications between Ford Motor Company and Legacy Solid Power, dated December 28, 2018 (incorporated by reference to Exhibit 10.14 to the Company’s Registration Statement on Form S-4/A (File No. 333-258681) filed with the SEC on October 13, 2021).
10.17†	Series B Preferred Stock Financing Letter Agreement between the Ford Motor Company and Legacy Solid Power, dated May 5, 2021 (incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement on Form S-4/A (File No. 333-258681) filed with the SEC on October 13, 2021).
10.18†	Joint Development Agreement, dated October 28, 2021, between Legacy Solid Power and SK Innovation Co., Ltd. (incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form S-4/A (File No. 333-258681) filed with the SEC on November 2, 2021).
10.19	Lease Agreement between the Company and Red Pierce, LLC, dated November 29, 2016.
10.20	Amendment to Lease Agreement between the Company and Red Pierce, LLC, dated December 5, 2017.
10.21	Industrial Lease Agreement between the Company and 25 North Investors SPE1, LLC, dated September 1, 2021.
16.1	Letter from Plante & Moran, PLLC to the Securities and Exchange Commission, dated December 13, 2021.
16.2	Letter from WithumSmith+Brown, PC to the Securities and Exchange Commission, dated December 13, 2021.
99.1	Unaudited condensed financial statements of Legacy Solid Power as of September 30, 2021 and for the nine months ended September 30, 2021 and 2020.
99.2	Unaudited pro forma condensed combined financial information of the Company as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020.
99.3	Legacy Solid Power’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†	Certain portions of this exhibit have been omitted in accordance with Regulation S-K Item 601. The Company agrees to furnish an unredacted copy of the exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: December 13, 2021

SOLID POWER, INC.

By:	/s/ David B. Jansen
Name: David B. Jansen
Title: President